                                                                    EXHIBIT 99.1



                                  SIMWARE INC.
                           CONSOLIDATED BALANCE SHEET

(Canadian dollars, amounts in thousands)
(Unaudited)

                                                                        OCTOBER 31,
                                                                           1999
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

ASSETS

Current assets
              Cash and cash equivalents                                  $  3,221
              Accounts receivable - net of allowance for doubtful
                accounts of $640 (April 30, 1999 - $77)                     6,840
              Other receivables                                             2,504
              Refundable investment tax credits                                19
              Prepaid expenses and other assets                             1,764
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                                                                           14,348

Investment tax credits                                                      1,796

Capital assets                                                              1,722
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                                                                         $ 17,866
===================================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
              Accounts payable and accrued liabilities                   $  4,091
              Deferred revenue                                              2,668
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                                                                            6,759
-----------------------------------------------------------------------------------

Shareholders' equity
              Share capital
                Common shares - 6,962 outstanding                          24,142
              Deficit                                                     (13,035)
-----------------------------------------------------------------------------------
                                                                           11,107
-----------------------------------------------------------------------------------

                                                                         $ 17,866
===================================================================================

                                  SIMWARE INC.
            CONSOLIDATED STATEMENTS OF EARNINGS AND RETAINED EARNINGS

(Canadian dollars, amounts in thousands)
(Unaudited)

                                                               SIX MONTHS ENDED
                                                                   OCTOBER 31,
------------------------------------------------------------------------------------
                                                             1998             1999
Revenue
              Product license                              $  5,818         $  3,620
              Maintenance                                     3,353            2,984
              Professional services                           1,064            1,496
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                                                             10,235            8,100
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Cost of revenue
              Product license                                    60               52
              Maintenance and professional services             858              999
------------------------------------------------------------------------------------
                                                                918            1,051
------------------------------------------------------------------------------------

Gross profit                                                  9,317            7,049
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Expenses
              Selling and marketing                           5,019            6,409
              Research and development                        2,020            2,319
              General and administrative                      1,220            2,273
              Foreign exchange (gain) loss                      122              (99)
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                                                              8,381           10,902
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Earnings (loss) from operations                                 936           (3,853)

Other income                                                    142              169
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Earnings (loss) before income taxes                           1,078           (3,684)

Provision for (recovery of) income taxes                         54              (67)
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Net earnings (loss)                                           1,024           (3,617)

Deficit, beginning of period                                (11,533)          (9,418)
------------------------------------------------------------------------------------

Deficit, end of period                                     $(10,509)        $(13,035)
====================================================================================